Exhibit 10.4
Execution Copy

TRICO SHIPPING AS
and
GUARANTORS

SENIOR SECURED NOTES DUE 2014
WORKING CAPITAL FACILITY AGREEMENT

FIRST AMENDMENT
DATED AS OF June 29, 2010
TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT
Dated as of October 30, 2009

     This FIRST AMENDMENT, dated as of June 29, 2010 (this “Amendment”), to the COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, dated as of October 30, 2009 (the “Collateral Agency and Intercreditor Agreement”), is entered into by and among TRICO SHIPPING AS, a Norwegian limited company (the “Company”), TRICO SUPPLY AS, a Norwegian limited company (“Holdings”), the SUBSIDIARIES OF HOLDINGS (other than the Company) from time to time party to the Collateral Agency and Intercreditor Agreement (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), TRICO MARINE SERVICES, INC., a Delaware corporation and the direct parent of the Company (the “Parent”), TRICO MARINE CAYMAN, L.P., a Cayman Islands exempted limited partnership (“Trico Marine Cayman”), and TRICO HOLDCO LLC, a Delaware limited liability company (“Trico Holdco” and, with Trico Marine Cayman, the “Intermediate Guarantors” and, together with Holdings, the Subsidiary Guarantors and the Parent, the “Guarantors”), NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as the administrative agent (the “Initial Working Capital Facility Agent”) under the Initial Working Capital Facility Agreement, and as Working Capital Facility Agent under the Collateral Agency and Intercreditor Agreement, DEUTSCHE BANK NATIONAL TRUST COMPANY (as successor trustee to Wells Fargo Bank, N.A.), as Trustee under the Indenture (the “Trustee”), WIMLINGTON TRUST FSB, as Collateral Agent (together with its successors in such capacity pursuant to Article V of the Collateral Agency and Intercreditor Agreement, the “Collateral Agent”) and, solely with respect to Section 1.09 of this Amendment as it relates to Section 2.7(k) of the Collateral Agency and Intercreditor Agreement, WILMINGTON TRUST FSB, as bank and securities intermediary.
RECITALS
     WHEREAS, the Company, the Guarantors and the Trustee have entered into an Indenture, dated as of October 30, 2009 (as amended or supplemented, the “Indenture”), pursuant to which the Company issued $400,000,000 in principal amount of 11 7/8% Senior Secured Notes due 2014;
     WHEREAS, the Company, the Guarantors and the Trustee have entered into a First Supplemental Indenture, dated as of June 25, 2010 (the “Supplemental Indenture”), pursuant to which, among other things, the Indenture was amended to provide for either (i) the issuance by the Company of up to an additional $65,000,000 in principal amount of senior secured notes pursuant to the Indenture or (ii) increase the maximum allowable Indebtedness under Credit Facilities (including the Working Capital Facility Agreement) to $65,000,000;
     WHEREAS, the Company, certain of the Subsidiary Guarantors, the lenders party thereto (each, an “Existing Lender” and, collectively, the “Existing Lenders”) and the Initial Working Capital Facility Agent are parties to that certain Initial Working Capital Facility Agreement (as amended on March 15, 2010 and June 21, 2010); and
     WHEREAS, the Company has notified the Working Capital Facility Agent and the Existing Lenders that it desires to enter into an amendment to the Credit Agreement (the “Third Amendment”) to provide for, among other things, a $65,000,000 term loan facility to be funded by the Existing Lenders and/or certain additional lenders (each, a “New Lender” and, collectively, the “New Lenders”); and

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
     Section 1.01 The fourth and fifth recitals to the Collateral Agency and Intercreditor Agreement are hereby amended by deleting therefrom the references to “Initial Working Capital Facility Agreement” and replacing each such reference with “Working Capital Facility Agreement”.
     Section 1.02 The definition of “Act of the Applicable Authorized Representative” in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by deleting therefrom the reference to “confirming” and replacing such reference with “of”.
     Section 1.03 The definition of “Authorized Representative” in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the words “acting at the direction of either the Required Revolving Lenders (as defined in the Working Capital Facility Agreement) or the Required Term Lenders (as defined in the Working Capital Facility Agreement), provided that in the event that the Working Capital Facility Agent as Authorized Representative shall determine in its sole discretion that it has received contradictory instructions from the Required Revolving Lenders and the Required Term Lenders, the Working Capital Facility Agent shall (x) if the contradiction is with respect to whether or not the Working Capital Facility Agent should take action, follow the instructions which require it to take action rather than refrain from taking action and (y) otherwise, follow the instructions of the Required Revolving Lenders or the Required Term Lenders with the higher amount of aggregate Commitments and/or outstanding Loans or Letters of Credit Outstandings at such time” after the word “Agent”.
     Section 1.04 The definition of “Working Capital Facility Agreement” in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by deleting therefrom the two references to “$50.0 million” and replacing each such reference with “$65,000,000”.
     Section 1.05 The definition of “Working Capital Facility Obligations” in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by deleting therefrom the reference to “$50.0 million” and replacing such reference with “$65,000,000”.
     Section 1.06 Section 2.2(c) of the Collateral Agency and Intercreditor Agreement is hereby amended by deleting the word “Initial” in the last sentence thereof.
     Section 1.07 Section 2.2(d) of the Collateral Agency and Intercreditor Agreement is hereby amended by deleting therefrom the reference to “$450,000,000” and replacing such reference with “$465,000,000”.
     Section 1.08 Section 2.3 of the Collateral Agency and Intercreditor Agreement shall be amended and restated in its entirety as follows:

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“SECTION 2.3 Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge and agree that to the extent that any letter of credit (other than any Letter of Credit) issued by Nordea is cash collateralized and the related obligations are not otherwise secured, no Secured Party shall have a Lien on the amounts deposited in a deposit account or securities account to cash collateralize such letter of credit and no such deposited amounts shall form part of the Collateral, in each case so long as such letter of credit or any related obligations remain outstanding.”.
     Section 1.09 The following shall be added to the Collateral Agency and Intercreditor Agreement as Section 2.7(k):
     “(k) The Collateral Agent in its capacity as bank and securities intermediary hereby agrees to comply with any and all entitlement orders (within the meaning of Section 8-102 of the UCC) and/or instructions (within the meaning of Section 9-104(a)(2) of the UCC) originated by the Collateral Agent, in its capacity as a Secured Party, directing the disposition of funds or other assets in the Collateral Account or the Cash Collateral Account, in each case without the consent of Company, Holdings or any Guarantor.”.
ARTICLE 2
     Section 2.01 Except as specifically modified herein, the Collateral Agency and Intercreditor Agreement is in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with its terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Collateral Agency and Intercreditor Agreement.
     Section 2.02 By executing and delivering a copy hereof, the Company and each of the Guarantors hereby agrees that all of the Secured Obligations shall be fully secured pursuant to the Security Documents in accordance with the terms of the Collateral Agency and Intercreditor Agreement as modified hereby.
     Section 2.03 From and after the date hereof, all references to the Collateral Agency and Intercreditor Agreement in the Working Capital Facility Agreement, the Indenture, the Collateral Agency and Intercreditor Agreement and each of the other Security Documents shall be deemed to be references to the Collateral Agency and Intercreditor Agreement as modified hereby.
     Section 2.04 Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Collateral Agent by reason of this Amendment. This Amendment is executed and accepted by the Collateral Agent subject to all the terms and conditions set forth in the Collateral Agency and Intercreditor Agreement with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Collateral Agent with respect hereto. The Collateral Agent shall not be responsible for or in respect of the validity or sufficiency of this Amendment or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the Company and the undersigned Guarantors.

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     Section 2.05 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 2.06 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Collateral Agent. Delivery of an executed signature page to this Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
[NEXT PAGE IS SIGNATURE PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first written above.

Trico Shipping AS
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

GUARANTORS Trico Supply AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

Trico Marine Services, Inc.
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President and Chief Operating Officer

Trico Marine Cayman, L.P. By Trico Holdco, LLC, General Partner By Trico Marine Services, Inc., Sole Member
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President

Trico Holdco, LLC By Trico Marine Services, Inc., Sole Member
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

DeepOcean Shipping AS
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DeepOcean Shipping II AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DeepOcean Shipping III AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

Trico Subsea AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

Trico Subsea Holding AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Director

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

DeepOcean AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DeepOcean Brasil Servicos LTDA.
By	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

DeepOcean Maritime AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Director

DeepOcean Subsea Services Limited
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DeepOcean UK LTD.
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

DeepOcean B.V.
By	/s/ Mads Bardsen
	Name:	Mads Bardsen
	Title:	Director

DeepOcean Management AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

DeepOcean de Mexico S. de R.L. de C.V.
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

Trico Supply (UK) Limited
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

Albyn Marine Limited
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Manager

CTC Marine Projects Limited
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

CTC Marine Norway AS
By	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Chairman

CTC Guernsey LTD.
By	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Director

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

Deutsche Bank National Trust Company, as Trustee
By	/s/ George Kubin
	Name:	George Kubin
	Title:	Vice President

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

Nordea Bank Finland PLC, New York Branch, as Working Capital Facility Agent
By	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]

Wilmington Trust FSB, as Collateral Agent
By	/s/ Joseph H. Clark
	Name:	Joseph H. Clark
	Title:	Vice President

Solely with respect to Section 1.09 of this Amendment as it relates to Section 2.7(k) of the Collateral Agency and Intercreditor Agreement only :	Wilmington Trust FSB, as Bank and Securities Intermediary
	By	/s/ Joseph H. Clark
		Name:	Joseph H. Clark
		Title:	Vice President

[Signature Page to First Amendment to Collateral Agency and Intercreditor Agreement]